Exhibit 10.5

SUBSCRIPTION AGREEMENT

TO: Mission Space Acquisition Corp. (the “Company”).

The undersigned hereby subscribes for 2,875,000 Class B ordinary shares, par value US$0.0001 each (the “Shares”), in the capital of the Company. In consideration for the issue of the Shares, the undersigned hereby agrees and undertakes to pay $25,000.00 to the Company, such payment having already been received by the Company.

The undersigned agrees to take the Shares subject to the Memorandum and Articles of Association of the Company and authorizes you to enter the following name and address in the register of members of the Company:

Name:	Mission Space Sponsor, LLC

Address:	8910 Astronaut Blvd., Cape Canaveral, FL 32920

The undersigned hereby irrevocably surrenders to the Company for cancellation and for nil consideration 1 Class B ordinary share of a par value US$0.0001 standing in our name in the register of members of the Company in accordance with section 37B of the Companies Act (As Revised) of the Cayman Islands.

MISSION SPACE SPONSOR, LLC

Signed:	/s/ Kira A. Blackwell
Name:	Kira A. Blackwell
Title:	Sole Member

Dated:	March 25, 2024

Accepted:

MISSION SPACE ACQUISITION CORP.

Signed:	/s/ Kira A. Blackwell
Name:	Kira A. Blackwell
Title:	Director

Dated:	March 25, 2024